Exhibit 99.2

Trustmark

# Fourth Quarter & Fiscal Year 2024 Financial Results

*January 28, 2025*

# Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

# Financial Highlights

## Earnings and profitability significantly enhanced, share repurchase activity resumed, quarterly cash dividend increased

**Balance Sheet**

- Loans Held for Investment (HFI) totaled $13.1 billion, a linked-quarter decrease of $10.2 million, or 0.1%, and an increase of $139.4 million, or 1.1%, year-over-year
- Deposits totaled $15.1 billion, a linked-quarter decline of $132.8 million, or 0.9%, driven by intentional decline in brokered deposits of $150.0 million; year-over-year deposits declined by $461.6 million, or 3.0%, driven by intentional declines in public funds and brokered deposits of $397.9 million and $328.9 million, respectively

**Profitable Revenue Generation**

- Net income totaled $56.3 million in the fourth quarter, an increase of 9.7% from the prior quarter; in 2024, net income from continuing operations totaled $45.2 million and net income from adjusted continuing operations[1] totaled $186.3 million, an increase of 17.0% from the prior year
- Revenue totaled $196.8 million in the fourth quarter, up 2.4% linked-quarter; in 2024, total revenue from continuing operations was $561.0 million while total revenue from adjusted continuing operations[1] was $740.5 million, up 5.6% from the previous year
- Net interest income (FTE) in the fourth quarter totaled $158.4 million, up 0.3% linked-quarter; in 2024, net interest income (FTE) totaled $597.0, up 5.4% from the prior year
- Net interest margin in the fourth quarter was 3.76%, up 7 basis points from the prior quarter; the net interest margin in 2024 was 3.51%, up 19 basis points from the previous year

**Expense Management**

- Noninterest expense from continuing operations totaled $124.4 million in the fourth quarter, up 0.9% from the prior quarter; in 2024 noninterest expense from continuing operations totaled $485.7 million, a decline of $10.0 million from the prior year and noninterest expense from adjusted continuing operations[1] declined $2.1 million

**Credit Quality**

- Net charge-offs totaled $4.6 million in the fourth quarter, representing 0.14% of average loans
- Allowance for credit losses (ACL) represented 1.22% of loans HFI and 341.20% of nonaccrual loans, excluding individually analyzed loans, at December 31, 2024

**Capital Management**

- Strong capital position with CET1 ratio of 11.54% and total risk-based capital ratio of 13.97%
- Board of Directors declared quarterly cash dividend of $0.24 per share, an increase of $0.01 per share, or 4.3%; the indicated annual dividend rate increased to $0.96 per share from $0.92 per share

| At December 31, 2024 | |
|---|---|
| Total Assets | $18.2 billion |
| Loans (HFI) | $13.1 billion |
| Total Deposits | $15.1 billion |
| Banking Centers | 170 |

| | Q4-24 | Q3-24 | Q4-23 | 2024 | 2023 |
|---|---|---|---|---|---|
| **Net Income** ($ in millions) | | | | | |
| *GAAP* | *$56.3* | *$51.3* | *$33.9* | *$45.2* | *$153.3* |
| *Adj. Cont. Ops[1]* | *$56.3* | *$51.3* | *$34.9* | *$186.3* | *$159.2* |
| **EPS – Diluted** | | | | | |
| *GAAP* | *$0.92* | *$0.84* | *$0.55* | *$0.74* | *$2.50* |
| *Adj. Cont. Ops[1]* | *$0.92* | *$0.84* | *$0.57* | *$3.04* | *$2.60* |
| **ROAA** | | | | | |
| *GAAP* | *1.23%* | *1.10%* | *0.72%* | *0.24%* | *0.82%* |
| *Adj. Cont. Ops[1]* | *1.23%* | *1.10%* | *0.74%* | *1.01%* | *0.86%* |
| **ROATE** | | | | | |
| *GAAP* | *13.68%* | *12.86%* | *10.70%* | *3.04%* | *12.43%* |
| *Adj. Cont. Ops[1]* | *13.68%* | *12.86%* | *10.98%* | *12.71%* | *12.95%* |
| Dividends / Share | $0.23 | $0.23 | $0.23 | $0.92 | $0.92 |
| Tang Equity/ Tang Assets | 9.13% | 9.07% | 7.22% | 9.13% | 7.22% |

Source: Company reports
(1) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated January 28, 2025, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

# Loans Held for Investment (HFI) Portfolio

## Focus on profitable, credit-disciplined loan growth continued

| Loans HFI ($ in millions) [1] | 12/31/2024 | Change LQ | Change Y-o-Y |
|---|---|---|---|
| Loans secured by real estate: | | | |
| Const., land dev. and other land loans | $ 1,417 | $ (171) | $ (94) |
| Secured by 1-4 family residential prop. | 2,950 | 55 | 45 |
| Secured by nonfarm, nonresidential prop. | 3,533 | (49) | 44 |
| Other real estate secured | 1,634 | 158 | 321 |
| Commercial and industrial loans | 1,841 | 74 | (82) |
| Consumer loans | 151 | 2 | (10) |
| State and other political subdivision loans | 970 | (26) | (119) |
| Other Loans & Leases | 594 | (52) | 34 |
| Total LHFI | $ 13,090 | $ (10) | $ 139 |

### Loan Portfolio Composition 12/31/24[1]



Other RE, 13%
Nonfarm,Nonres, 27%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 7%
Other, 5%
Construction, Land Dev, 11%
1-4 Residential, 23%

### Loans HFI by Quarter



$12,951
$13,058
$13,155
$13,100
$13,090
Dollar Change:
$107
$97
$(55)
$(10)
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24

- Portfolio exhibits diversity by product type, geography, and industry
- Loans remained relatively flat while maintaining solid credit quality

Source: Company reports
(1) Totals and percentages may not foot due to rounding.

# Commercial Real Estate and Offices (CRE) Portfolio Detail

| CRE Portfolio[1] ($ in millions) | 12/31/24 | % of CRE Portfolio |
|---|---|---|
| Lots, Development and Unimproved Land | $ 269 | 5% |
| 1-4 Family Construction | 319 | 6% |
| Other Construction | 829 | 16% |
| **Total Construction, Land Development and Other Land Loans** | **$ 1,417** | **27%** |
| Retail | 310 | 6% |
| Offices | 243 | 5% |
| Hotels/Motels | 282 | 5% |
| Industrial | 522 | 10% |
| Senior Living | 384 | 7% |
| Other | 440 | 9% |
| **Total Non-owner Occupied & REITs** | **$ 2,181** | **42%** |
| Multi-Family[2] | 1,560 | 30% |
| **Total CRE** | **$ 5,158** | **100%** |

| Offices (CRE) Portfolio[1] ($ in millions) | 12/31/24 | % of Offices Portfolio |
|---|---|---|
| Construction | $ 1 | 0% |
| Existing | 243 | 100% |
| **Total Offices** | **$ 244** | **100%** |
| | | |
| Offices (CRE) as % of LHFI | 2% | |
| Average Loan Balance | $1.5 million | |
| YTD Office NCOs/Average Loans | 0% | |
| Office Delinquencies/Total Offices | 3.98% | |
| Office NPL/Total Offices | 3.86% | |

## CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

## Offices (CRE) Portfolio

- Existing (credits of $5 million or more)

  * Weighted average occupancy of investment grade tenants is 40%
  * Less than 10% lease turnover in each year from 2025-2028
  * Weighted average vacancies of 7%
  * Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

# Commercial Loan Portfolio Detail

| Commercial Portfolio [(1)] ($ in millions) | 12/31/24 | % of Commercial Portfolio |
|---|---|---|
| Manufacturing | $ 315 | 13% |
| Real Estate & Rental & Leasing | 292 | 12% |
| Construction | 279 | 12% |
| Wholesale Trade | 240 | 10% |
| Finance & Insurance | 213 | 9% |
| Transportation & Warehousing | 212 | 9% |
| Health Care & Social Assistance | 173 | 7% |
| Retail Trade | 142 | 6% |
| Professional, Scientific & Technical Services | 113 | 5% |
| Information | 111 | 5% |
| Administrative & Support & Waste Mgmt & Remediation Services | 80 | 3% |
| Other | 247 | 10% |
| **Total** | **$ 2,417** | **100%** |

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $444 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 13%

Source: Company reports
(1) All information provided above reflects outstanding balances

# Allowance for Credit Losses
($ in millions)


$158
-$2
$5
-$1
$160
Net impact of quantitative changes including changes in the macroeconomic forecast and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the CRE concentration reserve, and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 9/30/24
ACL 12/31/24

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

# Credit Risk Management

## Solid asset quality metrics

- Allowance for credit losses represented 1.22% of loans HFI and 341.20% of nonaccrual loans, excluding individually evaluated loans, at December 31, 2024
- Net charge-offs totaled $4.6 million for the fourth quarter, which represented 0.14% of average loans
- Nonaccrual loans increased $6.3 million linked-quarter and declined $19.9 million year-over-year; at year end, nonaccrual loans represented 0.60% of loans
- Nonperforming assets increased $8.3 million linked-quarter and declined $20.8 million year-over-year; at year end, nonperforming assets represented 0.65% of loans and ORE

**Nonperforming Assets(1)**
**(in millions)**



$107
$7
$100
$106
$8
$98
$51
$7
$44
$78
$4
$74
$86
$6
$80
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Nonaccrual Loans
Other Real Estate

**Allowance for Credit Losses/NPLs(2)**



249%
235%
840%
497%
341%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

# Attractive, Low-Cost Deposit Base

| Deposits ($ in millions) | | | Change | | | |
|---|---|---|---|---|---|---|
| | | 12/31/2024 | LQ | | Y-o-Y | |
| Interest Checking | $ | 4,714 | $ | 154 | $ | (298) |
| Noninterest Bearing DDA | | 3,074 | | (69) | | (124) |
| Time Deposits | | 3,193 | | (146) | | (184) |
| Savings | | 980 | | (14) | | (72) |
| MMDA | | 3,147 | | (57) | | 216 |
| **Total Deposits** | **$** | **15,108** | **$** | **(133)** | **$** | **(462)** |

Deposit Mix by Type 12/31/24[(1)(2)]



MMDA, 21%
Interest Checking, 31%
Savings, 6%
Time Deposits, 21%
Nonint.-Bearing DDA, 20%

Deposit Mix – Average Balance Q4-24[(1)]
($ in millions)



$15,304
$15,420
$15,406
$15,410
$15,230
22%
20%
21%
21%
21%
78%
80%
79%
79%
79%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.1 billion at December 31, 2024, a decrease of $132.8 million, or 0.9%, linked-quarter and $461.6 million, or 3.0%, year-over-year
- Personal and commercial deposits totaled $12.9 billion at December 31, 2024, a decrease of $57.0 million, or 0.4%, linked-quarter and an increase of $265.2 million, or 2.1% year-over-year
- Public fund deposits totaled $2.0 billion at December 31, 2024, an increase of $74.2 million, or 3.9%, linked-quarter and a decrease of $397.9 million, or 16.6% year-over-year
- Brokered deposits totaled $260.6 million at December 31, 2024, down $150.0 million linked-quarter and down $328.9 million year-over-year, to represent 1.7% of total deposits
- Cost of interest-bearing deposits in the fourth quarter totaled 2.51%, a 30 basis point decrease from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

# Stable, Granular & Low-Exposure Deposit Base

**Deposit Accounts[1][3]**
**($ and # in thousands)**



$27
$27
$27
$28
$28
465
463
460
460
457
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Average Accounts
Average Balance per Account

**Deposit Segmentation**
**Insured vs Collateralized vs Uninsured & Uncollateralized[3]**



$15,570
$15,339
$15,463
$15,241
$15,108
22%
22%
22%
23%
24%
14%
14%
14%
12%
12%
64%
64%
64%
65%
64%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Insured
Collateralized
Uninsured & Uncollateralized

**Deposit Cost & Cumulative Beta**



Actual
Forecast
2.10%
2.10%
2.19%
2.18%
2.26%
2.18%
2.34%
2.22%
1.98%
1.84%
38%
40%
40%
N/M
Transitional Rate Environment
24%
30%
Q4-23
Q1-24
Q2-24
Q3-24(4)
Q4-24
Q1-25
Tightening Rate Environment
KRX Median Deposit Cost
TRMK Cost
Easing Rate Environment

- Stable, granular deposit base with 457 thousand average accounts with average balance per account of $28 thousand during Q4-24[1].
- Coverage Ratio[2] of 179% of uninsured and uncollateralized deposits ($3.6 billion) at December 31, 2024
- Deposit cost during Q4-24 was 11 basis points favorable to prior guidance reflecting proactive strategic pricing actions

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits;
(3) Numbers and/or percentages may not foot due to rounding.
(4) Deposit cumulative beta calculations not meaningful in light of the Fed's 3Q24 monetary policy action

# Income Statement Highlights – Net Interest Income

## Net Interest Income – FTE ($ in millions)



$140
$136
$144
$158
$158
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Net Interest Income

## Yields and Costs[1]



6.41%
6.40%
6.54%
6.55%
6.32%
3.25%
3.21%
3.38%
3.69%
3.76%
2.89%
2.92%
2.95%
3.44%
2.94%
3.41%
2.61%
1.85%
1.88%
2.19%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Loan Yield
NIM
Securities Yield
Cost of IBL

## Net Interest Margin



3.69%
-0.20%
Asset Rate/Volume
0.27%
Liability Rate/Volume
3.76%
Q3-24 NIM
Q4-24 NIM

- Net interest income (FTE) totaled $158.4 million in the fourth quarter, resulting in a net interest margin of 3.76%, up 7 basis points from the prior quarter
- Securities yield during Q4-24 was 3.41%, a decrease of 3 basis points linked-quarter and an increase of 156 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Trustmark

# Earning Asset Composition & Interest Rate Sensitivity
As of 12/31/24

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate
- Active interest rate swap hedge notional at quarter end was $850 million with a weighted average received fix rate of 3.12% and active floor notional was $25 million with a SOFR rate of 4.00%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.4 years including effect of forward settle notional of $500 million in interest rate swaps and $125 million in interest rate floors

## Loans by Rate Index[1,2]



Book Balance: $13.3B
Yield[3]: 6.32%
Prime, 9%
Fixed, 40%
Variable (<= 1-month), 42%
Hybrid ARMs, 8%
Variable (> 1-month), 1%

## Hedge Notional (2)(4)



$46
$829
3.21%
$93
$765
3.34%
3.45%
$113
$547
3.55%
$81
$256
3.54%
$16
$63
2025
2026
2027
2028
2029
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

# Income Statement Highlights – Noninterest Income

| Noninterest Income [1][2] ($ in millions) | Total Operating Results | Total Operating Results | Significant Non-Routine Transactions | Adjusted Continuing Operations | Total Operating Results | Change | |
|---|---|---|---|---|---|---|---|
| | Q4-24 | 2024 | 2024 | 2024 | 2023 | LQ | '23-'24 |
| Service Charges on Deposit Accounts | $ 11.3 | $ 44.4 | $ - | $ 44.4 | $ 43.4 | $ - | $ 1.0 |
| Bank Card and Other Fees | 8.7 | 33.3 | - | 33.3 | 33.4 | 0.8 | (0.1) |
| Mortgage Banking, net | 7.4 | 26.6 | - | 26.6 | 26.2 | 1.3 | 0.4 |
| Wealth Management | 9.3 | 37.3 | - | 37.3 | 35.1 | - | 2.2 |
| Other, net | 4.3 | 17.8 | (3.3) | 14.5 | 10.3 | 1.3 | 4.2 |
| Securities Gains (Losses), net | - | (182.8) | 182.8 | - | - | - | - |
| **Total Noninterest Income** | $ 41.0 | $ (23.4) | $ 179.5 | $ 156.1 | $ 148.4 | $ 3.4 | $ 7.7 |

Significant Non-Routine Transactions in 2024 included in Other, net:

- Visa Class C gain of $8.1 million
- Mortgage Loan Sale loss of $4.8 million

## Noninterest Income – Q4-24 [1][2]



Other, net, 11%
Service Charges on Deposit Accounts, 27%
Bank Card and Other Fees, 21%
Mortgage Banking, net, 18%
Wealth Management, 23%

## Noninterest Income[1][2]
($ in millions)



$37
$11
$9
$6
$9
$3
$39
$11
$7
$9
$9
$3
$38
$11
$9
$4
$10
$4
$38
$11
$8
$6
$9
$3
$41
$11
$9
$7
$9
$4
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the fourth quarter totaled $41.0 million, an increase of $3.4 million linked-quarter; in 2024, noninterest income from adjusted continuing operations[1] totaled $156.1 million, up $7.7 million year-over-year
- Mortgage banking revenue totaled $7.4 million in the fourth quarter, an increase of $1.3 million linked-quarter; in 2024, mortgage banking revenue totaled $26.6 million, up $410 thousand from the prior year.
- Wealth Management revenue in the fourth quarter totaled $9.3 million, up 0.3% from the prior quarter and 7.6% from the prior year; in 2024, Wealth Management revenue totaled $37.3 million, up $2.2 million, or 6.2% from the previous year

Source: Company reports
(1) Totals may not foot due to rounding.
(2) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated January 28, 2025, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

Trustmark

# Income Statement Highlights – Noninterest Expense

| Noninterest Expense ($ in millions) (1)(2) | Total Operating Results Q4-24 | Total Operating Results 2024 | Total Operating Results 2023 | Significant Non-Routine Transactions 2023 | Adjusted Continuing Operations 2023 | Change LQ | Change '23-'24 |
|---|---|---|---|---|---|---|---|
| Salaries & Benefits | $ 69.2 | $ 266.3 | $ 268.3 | $ (1.4) | $ 266.9 | $ 2.5 | $ (0.6) |
| Services & Fees | 26.7 | 101.6 | 107.8 | - | 107.8 | 1.0 | (6.2) |
| Net Occupany - premises | 7.2 | 29.1 | 28.5 | - | 28.5 | (0.2) | 0.6 |
| Equipment Expense | 6.2 | 24.9 | 25.8 | - | 25.8 | 0.1 | (0.9) |
| Litigation Settlement Expense | - | - | 6.5 | (6.5) | - | - | - |
| Total Other Expense | 15.1 | 63.8 | 58.8 | - | 58.9 | (2.2) | 5.0 |
| **Total Noninterest Expense** | $ 124.4 | $ 485.7 | $ 495.7 | $ (7.9) | $ 487.9 | $ 1.2 | $ (2.1) |



Noninterest Expense
($ in millions)(1)(2)
$126
$120
$118
$123
$124
$69
$65
$65
$67
$69
$27
$24
$25
$26
$27
$7
$6
$16
$16
$15
$17
$15
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Noninterest expense in the fourth quarter totaled $124.4 million, an increase of $1.2 million linked-quarter; in 2024, noninterest expense from continuing operations totaled $485.7 million, a decline of $10.0 million compared to the prior year; noninterest expense from adjusted continuing operations(1) declined $2.1 million in 2024
- Salaries and benefits in the fourth quarter totaled $69.2 million, an increase of $2.5 million, or 3.8%, from the prior quarter driven principally by year-end incentives.
- Total other expense decreased $2.2 million, or 12.7%, linked-quarter principally due to reduced other real estate expense, net

Source: Company reports
(1) Totals may not foot due to rounding
(2) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated January 28, 2025, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

# Capital Management

## Capital ratios remained strong, share repurchase activity resumed, quarterly cash dividend increased

- Capital position remained strong with a CET1 ratio of 11.54% and a total risk-based capital ratio of 13.97% at December 31, 2024
- During the fourth quarter, and for the twelve months ended December 31, 2024, Trustmark repurchased $7.5 million, or approximately 203 thousand of its common shares. As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2025, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2025.
- Trustmark's Board of Directors announced a 4.3% increase in its regular quarterly dividend to $0.24 per share from $0.23 per share; this raises the indicated annual dividend rate to $0.96 per share from $0.92 per share. The Board declared a quarterly cash dividend of $0.24 per share payable March 15, 2025, to shareholders of record on March 1, 2025.

### Capital Ratios[1]



7.22%
10.04%
12.29%
7.47%
10.12%
12.42%
8.52%
10.92%
13.29%
9.07%
11.30%
13.71%
9.13%
11.54%
13.97%
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports
(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark

# 2025 Full Year Expectations

| | | FY 2025 Expectations[1] | 2024 Actual |
|---|---|---|---|
| ***Balance Sheet*** | Loans HFI<br>Deposits, excluding brokered deposits<br>Securities | Increase low single digits<br>Increase low single digits<br>Remain stable | $13.1 billion<br>$14.8 billion<br>$3.0 billion |
| ***Net Interest Income*** | Net Interest Margin<br>Net Interest Income (FTE) | Range of 3.75% to 3.85%<br>Increase mid-to-high single digits | 3.51%<br>$597.0 million |
| ***Credit*** | Total Provision for Credit Losses, including unfunded commitments | Stable | $32.6 million[2] |
| ***Noninterest Income*** | Noninterest Income from adjusted continuing operations | Increase mid single digits | $156.1 million[2] |
| ***Noninterest Expense*** | Noninterest Expense from adjusted continuing operations | Increase mid single digits | $485.7 million[2] |

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

(2) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results.

# Trustmark Corporation

## Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

## Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

## Strategic Priorities to Enhance Shareholder Value

**EFFICIENCY**

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

**GROWTH**

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

**INNOVATION**

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

**RISK MANAGEMENT**

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

**CULTURE**

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

# Non-GAAP Reconciliation

# Adjusted Continuing Operations Year-Over-Year

*$ in thousands, except per share data*

| | Year Ended 12.31.24 | | | | | | | Year Ended 12.31.23 | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | Disc Operations | | | | | | | | | | | |
| | Total GAAP | Sale of Insurance | Insurance Results | Continuing Operations GAAP | Securities Reposition | Non-Routine | Adjusted Continuing Operations Non-GAAP | Total GAAP | Disc Operations - Insurance Results | Continuing Operations GAAP | Non-Routine | Adjusted Continuing Operations Non-GAAP | YOY $ Change |
| Net Interest Income | $584,421 | $ - | $ - | $ 584,421 | $ - | $ - | $ 584,421 | $552,878 | $ - | $ 552,878 | $ - | $ 552,878 | $ 31,543 |
| Noninterest Income | 233,108 | 228,272 | 28,255 | (23,419) | (182,792) | 3,258 | 156,115 | 206,958 | 58,525 | 148,433 | - | 148,433 | 7,682 |
| Total Revenue | 817,529 | 228,272 | 28,255 | 561,002 | (182,792) | 3,258 | 740,536 | 759,836 | 58,525 | 701,311 | - | 701,311 | 39,225 |
| Noninterest Expense | 505,065 | - | 19,375 | 485,690 | - | - | 485,690 | 537,919 | 42,223 | 495,696 | 7,906 | 487,790 | (2,100) |
| PPNR | 312,464 | 228,272 | 8,880 | 75,312 | (182,792) | 3,258 | 254,846 | 221,917 | 16,302 | 205,615 | (7,906) | 213,521 | 41,325 |
| Prov. for Credit Losses | 41,255 | - | - | 41,255 | - | 8,633 | 32,622 | 24,581 | - | 24,581 | - | 24,581 | 8,041 |
| Pre-Tax Income | 271,209 | 228,272 | 8,880 | 34,057 | (182,792) | (5,375) | 222,224 | 197,336 | 16,302 | 181,034 | (7,906) | 188,940 | 33,284 |
| Income Taxes | 48,200 | 57,068 | 2,285 | (11,153) | (45,698) | (1,344) | 35,889 | 31,847 | 4,103 | 27,744 | (1,976) | 29,720 | 6,169 |
| Net Income | $223,009 | $ 171,204 | $ 6,595 | $ 45,210 | $ (137,094) | $ (4,031) | $ 186,335 | $165,489 | $ 12,199 | $ 153,290 | $ (5,930) | $ 159,220 | $ 27,115 |
| EPS - Diluted | $ 3.63 | $ 2.79 | $ 0.11 | $ 0.74 | $ (2.23) | $ (0.07) | $ 3.04 | $ 2.70 | $ 0.20 | $ 2.50 | $ (0.10) | $ 2.60 | $ 0.44 |

Significant Non-Routine Items during Year Ended 12.31.24 Include:

1) Visa C shares gain (pre-tax $8.1 million) included in Other, Net in noninterest income.
2) Mortgage Loan Sale (pre-tax loss totaling $13.4 million) shown in two line items above:
   a) loss of $4.8 million included in Other, Net in noninterest income, and
   b) additional Provision for Credit Losses of $8.6 million.

Significant Non-Routine Items during Year Ended 12.31.23 Include:

1) Litigation Settlement expense (pre-tax $6.5 million) included in noninterest expense.
2) Reduction in Force (Pre-tax $1.4 million) included in Salaries and Employee Benefits in noninterest expense.

# Reconciliation of GAAP to Non-GAAP Results

| | | Quarter Ended | | | | | Year Ended | |
|---|---|---|---|---|---|---|---|---|
| | | 12/31/2024 | 9/30/2024 | 6/30/2024 | 3/31/2024 | 12/31/2023 | 12/31/2024 | 12/31/2023 |
| **Adjusted Continuing Operations** | | | | | | | | |
| Net Interest Income (GAAP) | a | $ 155,848 | $ 154,714 | $ 141,029 | $ 132,830 | $ 136,742 | $ 584,421 | $ 552,878 |
| Provision for Credit Losses (GAAP) | b | 7,462 | 6,548 | 19,729 | 7,516 | 6,697 | 41,255 | 24,581 |
| Less: PCL, LHFI sale of 1-4 family mortgage loans | | - | - | (8,633) | - | - | (8,633) | - |
| Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP) | c | 7,462 | 6,548 | 11,096 | 7,516 | 6,697 | 32,622 | 24,581 |
| Noninterest Income (Loss) (GAAP) | d | 40,950 | 37,562 | (141,286) | 39,355 | 36,605 | (23,419) | 148,433 |
| Add: Mortgage Loan Sale Loss (incl in Other, Net) | | - | - | 4,798 | - | - | 4,798 | - |
| Visa C Shares Gain (incl in Other, Net) | | - | - | (8,056) | - | - | (8,056) | - |
| Securities (Gains) Losses, Net | | - | - | 182,792 | - | - | 182,792 | - |
| Noninterest Income From Adjusted Continuing Operations (Non-GAAP) | e | 40,950 | 37,562 | 38,248 | 39,355 | 36,605 | 156,115 | 148,433 |
| Noninterest Expense (GAAP) | f | 124,430 | 123,270 | 118,326 | 119,664 | 126,195 | 485,690 | 495,696 |
| Less: Reduction in Force Expense (incl in Salaries and Employee Benefits) | | - | - | - | - | (1,406) | - | (1,406) |
| Litigation Settlement | | - | - | - | - | - | - | (6,500) |
| Noninterest Expense From Adjusted Continuing Operations (Non-GAAP) | g | 124,430 | 123,270 | 118,326 | 119,664 | 124,789 | 485,690 | 487,790 |
| Income (Loss) From Continuing Operations Before Income Taxes (GAAP) | a-b+d-f | 64,906 | 62,458 | (138,312) | 45,005 | 40,455 | 34,057 | 181,034 |
| Income Taxes From Continuing Operations (GAAP) | h | 8,594 | 11,128 | (37,707) | 6,832 | 6,567 | (11,153) | 27,744 |
| Income (Loss) From Continuing Operations (GAAP) | i | $ 56,312 | $ 51,330 | $ (100,605) | $ 38,173 | $ 33,888 | $ 45,210 | $ 153,290 |
| Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP) | a-c+e-g | 64,906 | 62,458 | 49,855 | 45,005 | 41,861 | 222,224 | 188,940 |
| Income Taxes From Adjusted Continuing Operations (Non-GAAP) | | 8,594 | 11,128 | 9,335 | 6,832 | 6,918 | 35,889 | 29,720 |
| Income From Adjusted Continuing Operations (Non-GAAP) | | $ 56,312 | $ 51,330 | $ 40,520 | $ 38,173 | $ 34,943 | $ 186,335 | $ 159,220 |
| Total Revenue (GAAP) | a+d | $ 196,798 | $ 192,276 | $ (257) | $ 172,185 | $ 173,347 | $ 561,002 | $ 701,311 |
| Total Revenue (Non-GAAP) | a+e | $ 196,798 | $ 192,276 | $ 179,277 | $ 172,185 | $ 173,347 | $ 740,536 | $ 701,311 |
| **Discontinued Operations** | | | | | | | | |
| Gain on Sale of FBBI | j | $ - | $ - | $ 228,272 | $ - | $ - | $ 228,272 | $ - |
| FBBI Operating Results - Noninterest Income | k | - | - | 12,261 | 15,994 | 13,199 | 28,255 | 58,525 |
| Noninterest Income | | - | - | 240,533 | 15,994 | 13,199 | 256,527 | 58,525 |
| FBBI Operating Results - Noninterest Expense | l | - | - | 7,893 | 11,482 | 10,234 | 19,375 | 42,223 |
| Income From Discontinued Operations (GAAP) | m | - | - | 232,640 | 4,512 | 2,965 | 237,152 | 16,302 |
| Income Taxes From Discontinued Operations (GAAP) | n | - | - | 58,203 | 1,150 | 730 | 59,353 | 4,103 |
| Income From Discontinued Operations (GAAP) | o | $ - | $ - | $ 174,437 | $ 3,362 | $ 2,235 | $ 177,799 | $ 12,199 |
| **Total Operating Results** | | | | | | | | |
| Net Interest Income (GAAP) | a | $ 155,848 | $ 154,714 | $ 141,029 | $ 132,830 | $ 136,742 | $ 584,421 | $ 552,878 |
| Provision for Credit Losses (GAAP) | b | 7,462 | 6,548 | 19,729 | 7,516 | 6,697 | 41,255 | 24,581 |
| Noninterest Income (Loss) (GAAP) | d | 40,950 | 37,562 | (141,286) | 39,355 | 36,605 | (23,419) | 148,433 |
| Gain on Sale of FBBI | j | - | - | 228,272 | - | - | 228,272 | - |
| FBBI Operating Results - Noninterest Income | k | - | - | 12,261 | 15,994 | 13,199 | 28,255 | 58,525 |
| Noninterest Income Total Operating Results (Non-GAAP) | p | 40,950 | 37,562 | 99,247 | 55,349 | 49,804 | 233,108 | 206,958 |
| Noninterest Expense (GAAP) | f | 124,430 | 123,270 | 118,326 | 119,664 | 126,195 | 485,690 | 495,696 |
| FBBI Operating Results - Noninterest Expense | l | - | - | 7,893 | 11,482 | 10,234 | 19,375 | 42,223 |
| Noninterest Expense Total Operating Results (Non-GAAP) | q | 124,430 | 123,270 | 126,219 | 131,146 | 136,429 | 505,065 | 537,919 |
| Income From Total Operating Results (Non-GAAP) | a-b+p-q | 64,906 | 62,458 | 94,328 | 49,517 | 43,420 | 271,209 | 197,336 |
| Income Taxes From Total Operating Results (Non-GAAP) | h+n | 8,594 | 11,128 | 20,496 | 7,982 | 7,297 | 48,200 | 31,847 |
| Income From Total Results (GAAP) | i+o | $ 56,312 | $ 51,330 | $ 73,832 | $ 41,535 | $ 36,123 | $ 223,009 | $ 165,489 |
| **Diluted Per Share Data** | | | | | | | | |
| Diluted Earnings (Loss) per Share From Continuing Operations (GAAP) | | $ 0.92 | $ 0.84 | $ (1.64) | $ 0.62 | $ 0.55 | $ 0.74 | $ 2.50 |
| Diluted Earnings per Share From Discontinued Operations (GAAP) | | $ - | $ - | $ 2.84 | $ 0.05 | $ 0.04 | $ 2.90 | $ 0.20 |
| Diluted Earnings per Share Total (GAAP) | | $ 0.92 | $ 0.84 | $ 1.20 | $ 0.68 | $ 0.59 | $ 3.63 | $ 2.70 |
| Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP) | | $ 0.92 | $ 0.84 | $ 0.66 | $ 0.62 | $ 0.57 | $ 3.04 | $ 2.60 |

Trustmark

# Completed Significant Actions to Increase Earnings, Enhance Profitability Profile, Reduce Risk, and Strengthen Capital Flexibility

## *Q2-24 Significant Non-Routine Transactions*

- Completed the previously announced sale of Fisher Brown Bottrell Insurance, Inc. (FBBI)
  - Capitalized on sale of insurance brokerage subsidiary at extremely attractive valuation: 5.9x Revenue, 28x Net Income[(1)]
  - Recognized pre-tax gain on sale of $228.3 million ($171.2 million; net of taxes)

- Restructured investment securities portfolio to enhance earnings and profitability profile
  - Sold available for sale securities of $1.6 billion with an average yield of 1.36%, which generated a loss of $182.8 million ($137.1 million, net of taxes)
  - Purchased $1.4 billion of available for sale securities with an average yield of 4.85%

- Reduced risk with sale of select mortgage loans
  - Sold portfolio of 1-4 family mortgage loans that were three payments delinquent and/or nonaccrual at time of selection totaling $56.2 million (Mortgage Loan Sale), which resulted in a loss of $13.4 million ($10.1 million, net of taxes)
    - Credit portion of the loss totaled $8.6 million and was recorded as adjustments to charge-offs and the provision for credit losses
    - The non-credit portion of the loss totaled $4.8 million and was recorded to noninterest income in other, net
  - Mortgage Loan Sale drove a $54.1 million reduction in nonperforming loans

- Exchanged Visa Class B-1 shares for Visa Class B-2 Shares and Visa Class C common stock; Visa Class C stock exchange resulted in a gain of $8.1 million ($6.0 million, net of taxes) and recorded to noninterest income in other, net

(1) Based on 2023 performance